Exhibit 10.25

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Amendment No. 1 to the

Research Collaboration Agreement

of September 17, 2018 by and between

ViaCyte, Inc. and

CRISPR Therapeutics AG

This Amendment No. 1 (the “Amendment”) to the Research Collaboration Agreement (the “Agreement”) of September 17, 2018 by and between ViaCyte, Inc. (“ViaCyte”) and CRISPR Therapeutics AG (“CRISPR”) is effective as of April 30, 2019 (the “Amendment Effective Date”).

All capitalized terms not otherwise defined in this Amendment shall have the meanings given to such terms in the Agreement.

The Agreement is hereby amended as follows:

In Section 2.8, the following is added after the second sentence: “Notwithstanding the above in this Section 2.8, all equipment and reagent costs incurred by either Party in connection with the activities of the Parties in Exhibit B-1 in the Research Plan (“Exhibit B-1 Costs”) will be tracked and reported over the course of the Research Program and shall be borne by [***].  After Establishment of POC, [***] will pay to [***] of the Exhibit B-1 Costs to the extent that either: 1) [***] has agreed in writing in advance to the amount of such Exhibit B-1 Costs, all criteria of Establishment of POC have been completed and [***] has received [***].”

In Exhibit B, Phase II, after the paragraph beginning with “Additionally,” and before the paragraph beginning with “For Lines 1-3”, the attached Exhibit B-1 is added.

All references to the “Agreement” in the Agreement shall hereinafter refer to the Agreement as amended by this Amendment.  Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

Acknowledged and Agreed by the Parties in accordance with Section 12.5 of the Agreement as of the Amendment Effective Date noted above.

ViaCyte, Inc.		Crispr Therapeutics AG

By:	/s/ Paul Laikind	By:	/s/ Rodger Novak
Name:	Paul Laikind, PhD	Name:	Rodger Novak
Title:	President & CEO	Title:	President

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit B-1

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